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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To: Air Products and Chemicals, Inc.:


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated 2 November 1995 included in or incorporated by reference in the Annual Report of Air Products and Chemicals, Inc., on Form 10-K for the year ended 30 September 1995.





                                                             ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
18 December 1995